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                                                                  EXHIBIT 10.34

                        WARRANTY DEED WITH VENDOR'S LIEN

STATE OF TEXAS          *
                        *     KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS        *


     That the undersigned VISTA HEALTHCARE, INC. of the County of Harris and State of Texas, for and in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration paid to the undersigned by Grantee herein named, the receipt and sufficiency of which are hereby acknowledged and confessed, and the further consideration of the execution and delivery by Grantee of one certain promissory note of even date herewith in the original principal sum of $1,400,000.00, payable to the order of Grantor in 84 monthly installments, with interest at the rate of eight and one-half per cent (8.5%) per annum, and providing for acceleration of maturity in event of default and for attorney fees, the payment of which note is secured by the Vendor's Lien herein retained; and additionally secured by deed of trust of even date therewith to EDWIN LAMM, III, Trustee, recorded in the Real Property Records of Harris County, Texas

HAVE GRANTED, SOLD, AND CONVEYED, and by these presents DO HEREBY GRANT, SELL, AND CONVEY unto DYNACQ INTERNATIONAL, INC. (Grantee), of the County of Harris, State of Texas, all of that certain real estate (the "Property") lying and being situated in Harris County, Texas, more particularly described in as follows:


                  4.5799 acres of land being the residue of Lot 14 of South Houston Gardens, Section 5, as recorded in Volume 4, Page 15 of the Map Records of Harris County, Texas, and lying in the Day Land and Cattle Company Survey, Abstract No. 1025, Harris County, Texas, said 4.5799 acres of land being more particularly described by metes and bounds in Exhibit A attached hereto and made a part hereof for all purposes.


     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in any wise belonging and any right, title, and interest of Grantor in and adjacent to streets, alleys, and rights-of-way, unto the said DYNACQ INTERNATIONAL, INC., its heirs, personal representatives, successors, and assigns forever and Grantor does hereby bind itself and its heirs, personal representatives, successors, and assigns, to warrant and forever defend all and singular the Property unto Grantee and its heirs, personal representatives, successors, and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, subject, however, as aforesaid.


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     It is expressly agreed and stipulated that the VENDOR'S LIEN as well as the superior title in and to the above described premises, are retained against the Property, premises, and improvements until the abovedescribed note and all interest thereon have been fully paid according to the face, tenor, effect, and reading thereof, when this Deed shall become absolute.

     This conveyance is made subject to and Grantee herein does not assume payment of the unpaid balance of that certain $1,500,000.00 indebtedness described in and secured by a Deed of Trust of record under Clerk's File Number N822396 in the County Clerk's Office of Harris County, Texas, but Grantor as well as any other owner and holder of Grantee's $1,400,000.00 note shall be obligated to pay any and all installments falling due thereon as and when due, and in the event of default in the payment of any such installment as and when due, then so long as Grantee is not in default of the payment of Grantee's aforesaid $1,400,000.00 note or in default in the performance of the covenants of the Deed of Trust securing said note, Grantee shall have the right to pay any such delinquent installment or installments and to receive credit upon Grantee's $1,400,000.00 note for all sums so paid, and in such manner as such Grantee shall direct, as of the date of such payment.

     This conveyance is specifically made and accepted subject to any and all restrictions, reservations, covenants, conditions, and easements to the extent, and only to the extent, they are still in force and effect and shown of record in the office of the County Clerk of Harris County, Texas.

     Executed this 1st day of September, 1998.


                             VISTA HEALTHCARE, INC.

                             BY:  /s/ Glenn Rodriguez
                                -------------------------------------
                                  Glenn Rodriguez, President
                                  Address:  1401 Vista
                                  Pasadena, Texas 77504

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THE STATE OF TEXAS
COUNTY OF HARRIS

     BEFORE ME the undersigned authority on this day personally appeared Glenn Rodriguez, President of VISTA HEALTHCARE, INC., known to be to be the person whose name is subscribed to the foregoing instrument, who acknowledged to me that he executed said instrument for the purposes and consideration and in the capacity therein expressed.


                                       ---------------------------
                                       NOTARY PUBLIC, IN AND FOR
                                         THE STATE OF TEXAS

Address of Grantee:

DYNACQ INTERNATIONAL, INC.
4301A Vista
Pasadena, Texas 77504